EXHIBIT 99.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

                I, Andrew K. Moller, Senior Vice President and Chief Financial Officer of Christopher & Banks Corporation (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Quarterly Report of the Company on Form 10-Q for the period ended November 30, 2002 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANDREW K. MOLLER

Andrew K. Moller
Senior Vice President and
Chief Financial Officer

January 9, 2003